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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

          We consent to the incorporation by reference in this registration statement of Rohr, Inc. on Form S-8 of our reports dated September 12, 1994 and October 19, 1994 appearing in the annual report on Form 10-K of Rohr, Inc. for the year ended July 31, 1994 and the annual report on Form 11-K of The Pretax Savings Plan for the Salaried Employees of Rohr, Inc. for the year ended July 31, 1994, respectively.



San Diego, California

November 17, 1994